Exhibit 10.16.6
DATED 9 July 2004
BIWATER RETIREMENT AND SECURITY SCHEME
Deed of Alteration
changing certain provisions of the Scheme relating to payment of expenses
CMS Cameron McKenna LLP
Mitre House
160 Aldersgate Street
London EC1A 4DD
T+44(0)171 367 3000
F +44(0)171 367 2000
File Ref: 104585.00001
Doc.Ref: 21041285.01
C/M/S Cameron McKenna

THIS DEED OF ALTERATION is made the 9th day of July 2004
PARTIES
(1)	The Principal Employer

BIWATER PLC whose registered office is at Biwater House, Station Approach, Dorking, Surrey RH4 1TZ

(2)	The Trustees

TERENCE WILLIAM ALBERT BARKER of “the Willows”, 20 Holme Park, Upper Newbold, Chesterfield, Derbyshire S41 8XB NORMAN ERIC DODD of 5 Ashworth Avenue, Urmston, Manchester M41 8th MARTIN ROBERT ANTHONY DUFFY of 4 Ashwood Park, Lower Road, Fetcham, Surrey KT22 9NT JOHN ERNEST ALFRED KERSLAKE of Ivy House, Stack Hills Road, Todmorden, OL14 5QW ANTHONY JOHN READ of 4 Hazlemere Drive, St Leonards, Ringwood, Hants and BARRY SHORT of 15 Rimbury Way, Christchurch, Dorset BH23 2RQ
RECITALS
(I)	This Deed is supplemental (inter alia) to two editions of a Fifth Definitive Trust Deed, one called the “Main Edition” made on 24 June 2003, and the other called the “ex-WCAPS Edition” made on 1 April 2003, (together called “the Trust Deeds”), both with Rules attached, as subsequently amended, which constitute the current provisions of the Biwater Retirement and Security Scheme (“the Scheme”)

(II)	In accordance with Clause 24 of the Trust Deeds, the Trustees may amend the provisions of the Trust Deeds with the consent of the Principal Employer at any time by deed

(III)	The Trustees are the present trustees of the Scheme

(IV)	The parties wish to amend the Trust Deeds so that expenses of the Main Section may not be payable from the Water Company Section, or vice versa.

OPERATIVE PROVISIONS
The Trustees, with the consent of the Principal Employer, in exercise of the powers described in recital (B) above hereby declare that the first line of Clause 18.3 of both editions of the Trust Deeds shall be amended by the deletion of the words “Unless the Trustees and the Principal Company decide otherwise”
IN WITNESS of which the parties have executed this document as a deed on the date set out above.

EXECUTED as a deed on 9th July 2004
on behalf of BIWATER PLC by

Director	/s/ D. L. Magor

Secretary	/s/ Martin Robert Anthony Duffy

SIGNED AND DELIVERED as a Deed by
TERENCE WILLIAM ALBERT BARKER	/s/ T. Barker
in the presence of

Witness	Denise Barker

Witness signature	/s/ Denise Barker

Witness address	20 Holme Park Avenue Chesterfield S41 8XB

SIGNED AND DELIVERED as a Deed by
NORMAN ERIC DODD in the presence of	/s/ Norman Eric Dodd

Witness name	J. P. Dawson

Witness signature	/s/ J. P. Dawson

Witness address	9, Hilmarton Marwood Bolton Lancs BL2 3HJ

SIGNED AND DELIVERED as a Deed by
MARTIN ROBERT ANTHONY DUFFY	/s/ Martin Robert Anthony Duffy
in the presence of

Witness name	Sheila Cumper

Witness signature	/s/ Sheila Cumper

Witness address	27 Cleardene Dorking Surrey RH4 2BY

SIGNED AND DELIVERED as a Deed by
JOHN ERNEST ALFRED KERSLAKE	/s/ John Ernest Alfred Kerslake
in the presence of

Witness name	Ian Poole

Witness signature	/s/ Ian Poole

Witness address	47 Nottingham Rd Long Baton Notts

SIGNED AND DELIVERED as a Deed by
ANTHONY JOHN READ	/s/ Anthony John Read
in the presence of

Witness name	Christina Rose

Witness signature	/s/ Christina Rose

Witness address	L. Haglerere Drive St. Leonards NR Ringwood Hants BM24 2NB

SIGNED AND DELIVERED as a Deed by
BARRY SHORT in the presence of	/s/ Barry Short

Witness name	Peter John Marsh

Witness signature	/s/ Peter John Marsh

Witness address	17 Rimbury Way Christchurch BH23 2RQ